T. ROWE PRICE
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International Funds, Inc.
     T. Rowe Price Emerging Europe & Mediterranean Fund

 Supplement to prospectus dated July 12, 2000
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Effective immediately, page 16 of the Prospectus is revised to reflect the following:

On or about August 8, 2000, Rowe Price Fleming International, Inc. ("RPFI"), the fund's investment manager, becomes a wholly owned subsidiary of T. Rowe Price Associates, Inc. and is renamed T. Rowe Price International, Inc. ("TRPI"). At that time, TRPI enters into a new investment management agreement with the fund that is identical in all respects to the existing agreement between the fund and RPFI . Shareholder approval of the investment management agreement with TRPI will be obtained prior to commencement of operations of the fund and, therefore, the shareholder meeting referred to in the prospectus will not be necessary.
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 The date of this supplement is July 25, 2000.
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 F131-042 7/25/00